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                                                                    Exhibit 99.2

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                         REGISTRATION RIGHTS AGREEMENT


                         Dated as of November 19, 1999

                                     among

                       CROWN CASTLE INTERNATIONAL CORP.,

                                  SFG-P INC.

                                      and

            UNITED STATES TRUST COMPANY OF NEW YORK, as Depositary



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

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and
                                                   ---------
entered into as of November 19, 1999, among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (the "Company"), United States Trust Company of New York,
                           -------
as Depositary (the "Depositary") and SFG-P INC. ("SFG-P"), a Delaware
                    ----------                    -----
corporation and a wholly owned subsidiary of GE CAPITAL SERVICES STRUCTURED FINANCE GROUP, INC.

          This Agreement is made pursuant to the Purchase Agreement dated as of November 19, 1999, between the Company and SFG-P (the "Purchase Agreement"),
                                                       ------------------
that provides for, among other things, the sale by the Company to SFG-P of 200,000 shares of the Company's 8"% Cumulative Convertible Redeemable Preferred Stock, liquidation preference $1,000 per share (the "Convertible Preferred
                                                     ---------------------
Stock") and Warrants (the "Warrants") to purchase 1,000,000 shares of Common
                           --------
Stock, par value $.01 per share, of the Company (the "Common Stock").  The
                                                      ------------
Convertible Preferred Stock will be convertible into shares of Common Stock, subject to adjustment in accordance with the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof (the

"Certificate"). The Convertible Preferred Stock, the Common Stock delivered to
------------
the Depositary as payment of dividends on the Convertible Preferred Stock, the Common Stock issuable upon conversion of the Convertible Preferred Stock, the Warrants and the Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the "Securities" and each of them as held
                                        ----------
singularly is herein referred to as a "Security." In order to induce SFG-P to
                                       --------
enter into the Purchase Agreement, the Company has agreed to provide to SFG-P and its direct and indirect transferees, the Depositary (in the event that dividends are paid by the Company in Common Stock) and the holders of the Securities from time to time (each of the foregoing a "Holder" and together the
                                                       ------
"Holders"), the registration rights set forth in this Agreement. The execution
 -------
and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

          1.   Shelf Registration.  So long as any Transfer Restricted
               ------------------
Security (as defined in Section 5 hereof) is outstanding, the Company shall take the following actions:

               (a) The Company shall, at its cost, prepare and, on or before 60 days after the date of this Agreement (the "Closing Date"), file with the
                                               ------------
Securities and Exchange Commission (the "Commission") and thereafter shall use
                                         ----------
all commercially reasonable efforts to cause to be declared effective on or prior to 150 days after the Closing Date, a registration statement on the appropriate form (the "Shelf Registration Statement") covering the offer and
                       ----------------------------
sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the intended methods of distribution specified by the Holders (hereinafter, the "Shelf Registration").
                           ------------------

               (b) Subject to the provisions of Section 5(c) hereof, the Company shall use all commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, until such time as all the Securities covered by the Shelf

Registration Statement (i) have been sold pursuant thereto or (ii) cease to be Transfer Restricted Securities (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used all
 -------------------------
commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action (other than an action permitted to be taken pursuant to Section 5(c) hereof) that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless (i) such action is required by applicable law or (ii) upon the occurrence of any event contemplated by Section 2(b)(v) below, such action is taken by the Company in good faith and for valid business reasons and the Company thereafter promptly complies with the requirements of Section 2(h) below if the Company has determined in good faith that there are no material legal or commercial impediments in so doing.

               (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (other than information required to be supplied by the selling Holders pursuant to this Agreement) (i) the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto to comply in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act")
                                                             --------------
and the rules and regulations of the Commission thereunder, (ii) the Shelf Registration Statement and any amendment thereto not to contain, when it becomes effective, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming a part of the Shelf Registration Statement, and any amendment or supplement to such prospectus, not to contain, as of the date of such prospectus or amendment or supplement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the Company by a Holder of Transfer Restricted Securities.

               (d) (i) If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor or similar forms thereto), each such time it will give written notice to the Holders of Transfer Restricted Securities of its intention to do so. Upon the written request of any such Holders of Transfer Restricted Securities, received by the Company within twenty (20) days after the giving of any such notice by the Company, the Company will, except as provided below, cause the Transfer Restricted Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holders of such Transfer Restricted Securities so registered in accordance with the plan of distribution contemplated by such registration statement. In the event that any registration contemplated by this
Section 1(d) shall be, in whole or in part, an underwritten public offering of securities, the number of Securities and other securities to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the Securities and/or other securities to be sold therein as follows: First, all persons (other than the Company, the requesting Holders of the Transfer Restricted Securities and the requesting stockholders of the Company that have registration rights similar to the rights under this paragraph
(d) as of September 14, 1999) who have requested to be registered shall be reduced in the manner provided by the Company. Second, in the event that the number of shares requested to be registered after such reduction shall still be in excess of the number of shares recommended to be registered by the underwriters, then the number of shares shall further be reduced pro rata among the requesting Holders of the Transfer Restricted Securities, according to the number of shares requested by each such holder to be registered. Third, in the event that the number of shares requested to be registered after such reduction shall still be in excess of the number of shares recommended to be registered by the underwriters, then the number of shares shall further be reduced in a manner provided by the Company. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 1(d) without thereby incurring any liability to the Holders.

          (ii) The Holders of the Securities that are not Transfer Restricted Securities with a Fair Market Value (as defined in Section 5(e) hereof) greater than $5.0 million but less than $50.0 million (the "Restricted Holders") will
                                                    ------------------
have all of the rights described in paragraph (i) above, provided, however, that
                                                         --------  -------
the Company shall not be required to give any notice to the Restricted Holders in connection with its intention to register any of its securities for sale to the public, and provided further, that any Restricted Holder intending to
                -------- -------
participate in the registration must give the Company notice of their intention to participate in such registration within ten (10) days after a registration statement in connection with such registration is filed with the Commission.

          2.      Registration Procedures.  In connection with any
                  -----------------------
registration under the Securities Act contemplated by Section 1 hereof, the following provisions shall apply during the Shelf Registration Period:

          (a) The Company shall (i) prepare and file with the Commission a registration statement with respect to such securities, and cause such registration statement to become and remain effective for the period specified in Section 1; (ii) furnish, without charge, to the Holders (if so requested by them) a copy of each such registration statement and each amendment thereto and each amendment or supplement, if any, to the prospectus included therein and, in the event that the Holders are selling pursuant to such registration statement, shall use all commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Holders may reasonably propose; (iii) include in each such document the names of the Holders, to the extent provided to the Company, who propose to sell Transfer Restricted Securities pursuant to such registration statement as selling security holders; and (iv) file pursuant to Rule 424(b) under the Securities Act an amendment or supplement to such registration statement or amend or supplement the prospectus to cover new Holders of Securities who elect to be included therein upon written notice by such new Holders to that effect.

          (b) The Company shall give written notice to the Holders (which notice pursuant to clauses (ii)-(v) below shall be accompanied by an instruction, if applicable, to suspend the use of the prospectus until the requisite changes have been made):

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

          (i) when each registration statement or any amendment thereto has been filed with the Commission and when each registration statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the Commission for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

          (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

           (v) of the happening of any event that requires the Company to make changes in any registration statement or the prospectus in order that such registration statement and/or prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading, which written notice need not provide any detail as to the nature of such event.

        (c) The Company shall use all commercially reasonable efforts to obtain the withdrawal as soon as practicable, of any order suspending the effectiveness of any registration statement.

        (d) The Company shall furnish to each Holder of Transfer Restricted Securities included within the coverage of any registration statement, if the Holder so requests in writing, without charge, one copy of the registration statement and any post-effective amendment thereto, including financial statements and schedules and, if the Holder so requests in writing, all exhibits thereto (other than those, if any, incorporated by reference therein).

        (e) The Company shall, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Securities included within the coverage of any registration statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the registration statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the then current prospectus or any amendment thereto, together with any supplement thereto, by each of the selling Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus, or any amendment or supplement thereto, included in the registration statement.

        (f) Prior to any public offering of Securities pursuant to any registration statement, the Company shall register or qualify or cooperate with the Holders of the Transfer Restricted Securities included therein and their respective counsel in connection with the registration or qualification of such Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the registration statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then otherwise required to be so qualified, (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject or (iii) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders.

        (g) The Company shall cooperate with the Holders of the Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any registration statement free of any restrictive legends and in such denominations and registered in such names as the Holders may reasonably request in writing at least two Business Days prior to the closing of any sale of registrable securities. For purposes of this Section 2(g), "Business Day" means any day,
                                                ------------
other than a Saturday or Sunday, on which banks in New York are open for business.

        (h) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2(b) above during the Shelf Registration Period, the Company shall use all commercially reasonable efforts to prepare and file as promptly as practicable (subject to the provisions of Section 5(c) hereof) a post-effective amendment to the registration statement or an amendment or supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders, in accordance with paragraphs (ii) through (v) of
Section 2(b) above, to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders shall suspend use of such prospectus.

        (i) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to any registration of securities pursuant to the Securities Act and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of
Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement, which statement shall cover such 12-month period.

        (j) The Company may require each Holder of Securities to be sold pursuant to a registration statement to furnish to the Company such information regarding the Holder and the distribution of the Securities by such Holder as the Company may from time to time reasonably require for inclusion in the registration statement and to provide comments on the registration statement, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information. Each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of disposition of such Transfer Restricted Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the disposition of such Transfer Restricted Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

        (k) The Company shall (i) make available at reasonable times at the Company's principal place of business for inspection by the Holders of the Transfer Restricted Securities and any attorney, accountant or other agent retained by the Holders of the Securities (including underwriters and their counsel, if applicable) all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such attorney, accountant or agent in connection with any registration statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering (i) shall be coordinated by you and, on behalf of the other parties, by one counsel (the "Designated Counsel") designated by the Holders of a majority in principal
      ------------------
amount of the Transfer Restricted Securities covered by the registration statement and (ii) shall not be available for any such Holder that is, in the reasonable judgment of the Company, a competitor of the Company, and provided further, however, that each such Holder shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as
(A) such information becomes a matter of public record (whether by virtue of its inclusion in the Shelf Registration Statement or otherwise) through a third party without an accompanying obligation of confidentiality, or (B) such Holder shall be required to so disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such Holder shall have given the Company prompt prior notice of such requirement), or
(C) such information is required to be set forth in the Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

        (l) The Company will use all commercially reasonable efforts to cause the Common Stock to be sold pursuant to any registration statement to be listed on the Nasdaq National Market or any other securities exchanges and markets on which other shares of Common Stock are then listed.

        (m) The Company shall use all commercially reasonable efforts to take all other steps necessary to effect the registration of the Transfer Restricted Securities covered by any registration statement contemplated by Section 1 in accordance with the plan of distribution specified by the Holders.

          (n) The Company shall (if the distribution contemplated by the registration statement contemplates an underwritten offering), at the request of any seller of Securities, use its best efforts to furnish on the date that Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request. The Company will not be subject to any of the obligations under this paragraph (n) unless (i) the applicable distribution of Securities is pursuant to an underwritten offering and (ii) such distribution contemplates an offering, the expected gross proceeds of which shall be no less than $75,000,000; provided further that such obligations will apply to only four such underwritten offerings.

          (o) The Company shall (if the distribution contemplated by the registration statement contemplates an underwritten offering) enter into such agreements and take such other actions as the sellers of Securities and the underwriters reasonably request in order to expedite or facilitate the disposition of such Securities including, without limitation, preparing for and participating in (including the participation of senior management of the Company), such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition. In connection with each registration hereunder, the sellers of Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws. In connection with each registration pursuant to Section 1 covering an underwritten public offering, the Company and each seller of Securities agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature (it being understood that the Company will not require a selling stockholder to make any representation, warranty or agreement in such agreement other than with respect to such stockholder, the ownership of such stockholder's securities being registered and such stockholder's intended method of disposition). The representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriters in such written agreement with the underwriters shall also be made to and for the benefit of the selling stockholders. The Company will not be subject to any of the obligations under this paragraph (o) unless (i) the applicable distribution of Securities is pursuant to an underwritten offering and (ii) such distribution contemplates an offering, the expected gross proceeds of which shall be no less than $75,000,000, provided further that such obligations will apply to only four such underwritten offerings.

          3.      Registration Expenses.  The Company shall bear all fees
                  ---------------------
and expenses (including filing fees) incurred in connection with the performance of its obligations under Sections 1 and 2 hereof, whether or not a registration statement is filed or becomes effective, and shall reimburse the Holders for the reasonable fees and expenses of Designated Counsel to the Holders.

          4.     Indemnification and Contribution.
                 --------------------------------

                 (a) In the event of a registration of any of the Transfer Restricted Securities under the Securities Act pursuant to Section 1, the Company will indemnify and hold harmless each seller of such Transfer Restricted Securities thereunder, each underwriter of such Transfer Restricted Securities thereunder and each other person, if any, who controls such selling Holder or underwriter within the meaning of the Securities Act, and the Depositary against any losses, claims, damages or liabilities, joint or several, to which such selling Holder, underwriter or controlling person or the Depositary may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Transfer Restricted Securities were registered under the Securities Act pursuant to Section 1, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such selling Holder, each such underwriter and each such controlling person and the Depositary for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by such selling Holder, such underwriter or such controlling person and the Depositary specifically for use in such registration statement or prospectus; and provided further, however, that the Company will not be liable to such selling Holder, such underwriter or such controlling person and the Depositary, as the case may be, with respect to any preliminary prospectus to the extent that the Company shall sustain the burden of providing that any such loss, claim, damage, liability or action resulted from the fact that such selling Holder, such underwriter or such controlling person and the Depositary, as the case may be, failed to send or deliver a copy of the prospectus (in the form it was first provided to such parties for confirmation of sales) if: (1) the Company has previously furnished copies to such selling Holder, such underwriter or such controlling person and the Depositary, as the case may be, in accordance with this Agreement, at or prior to the written confirmation of the sale of such Securities to such person and the loss, claim, damage, liability or action of such selling Holder, such underwriter or such controlling person and the Depositary, as the case may be, resulted from an untrue statement or omission of a material fact contained in or omitted from the preliminary prospectus that was corrected in the final prospectus and (2) such failure to give or send such final prospectus prior to the written confirmation of such sale to the party or parties asserting such loss, claim, damage, liability or action would have constituted the sole defense of the claim asserted by such person.

          (b) In the event of a registration of any of the Transfer Restricted Securities under the Securities Act pursuant to Section 1, each selling Holder of such Transfer Restricted Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such loses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Transfer Restricted Securities were registered under the Securities Act pursuant to Section 1, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such selling Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided further, however, that the liability of each selling Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such selling Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such selling Holder from the sale of Transfer Restricted Securities covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 4 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 4 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any indemnified party exercising rights under the Agreement, or any controlling person of any selling Holder, makes a claim for indemnification pursuant to this
Section 4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4 provides for indemnification in such case, (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 4, or
(iii) the indemnification provided for by this Section 4 is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein; then, and in each such case, the Company and such selling Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) (x) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other or (y) if the allocation provided by clause (x) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault referred to in clause
(x) above but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities (taking into account the portion of the proceeds of the offering received by each such party) as well as the statements or omissions which resulted in such losses, claims, damages or liabilities and any other relevant equitable considerations. No selling Holder of Transfer Restricted Securities will be required to contribute any amount in excess of the proceeds received by such selling Holder in respect of all such Transfer Restricted Securities offered and sold by it pursuant to such registration statement and no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          The relative fault of the Company on the one hand and the Holder of Transfer Restricted Securities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder of Transfer Restricted Securities, and the parties" relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          5.  Additional Dividends Under Certain Circumstances
              ------------------------------------------------

              (a)   Additional dividends (the "Additional Dividends") shall
                                               --------------------
accrue with respect to the Securities which are Transfer Restricted Securities upon the occurrence of any of the following events (each such event in clauses
(i), (ii) and (iii) below being herein called a "Registration Default"):
                                                 --------------------

                    (i) if by 60 days after the Closing Date, the Shelf Registration Statement has not been filed with the Commission ;

                    (ii) if by 150 days after the Closing Date, the Shelf Registration Statement has not been declared effective by the Commission; or

                    (iii) if after the Shelf Registration Statement is declared effective (A) the Shelf Registration Statement thereafter ceases to be effective; or (B) the Shelf Registration Statement or the related prospectus ceases to be usable (in each case except as permitted in paragraph (c) below) in connection with resales of Transfer Restricted Securities in accordance with and during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of the Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend the Shelf Registration Statement or supplement the related prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

              (b) Additional Dividends shall accrue with respect to the Securities which are Transferred Restricted Securities from and including the date on which any such Registration Default shall occur until all such Registration Defaults have been cured according to the following:

                    (i) with respect to the first 90-day period following the occurrence of such Registration Default, at a rate of $1,000,000 per year; and

                    (ii) with respect to any period beyond 90 days following the occurrence of such Registration Default, increasing at a rate of an additional $1,000,000 per year for each succeeding 90-day period beyond the first 90-day period; provided, however, that the maximum amount of Additional Dividends for all Registration Defaults may not exceed $1,000,000 per year.

          The amount of Additional Dividends for each share of the Securities shall be determined by multiplying the applicable Additional Dividends, specified above, by a fraction, the numerator of which is the number of days such Additional Dividends rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

               (c) A Registration Default referred to in Section 5(a)(iii) shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of one of the following, each of which is referred to herein as a "Permitted Interruption": (x) the filing of a post-
                            ----------------------
effective amendment to the Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus; (y) there has occurred material business developments with respect to the Company that would need to be described in the Shelf Registration Statement or the related prospectus to make such Shelf Registration Statement or related prospectus accurate and complete; or (z) the Company has undertaken to pursue public offering of equity securities; provided that, in the case of clause (y) above, the Company proceeds promptly and in good faith to amend or supplement the Shelf Registration Statement and related prospectus so that it may be used for the intended purposes and in any such case, uses all reasonable efforts to have such amendment or supplement approved by the Commission and declared effective (as necessary), if the Company has determined in good faith that there are no material legal or commercial impediments in so doing; and provided further, however, that a Permitted Interruption shall expire and will not prevent a Registration Default from occurring or continuing to the extent such Permitted Interruption exceeds 45 days for a single period, 75 days in the aggregate in any one-year period or 150 days in the aggregate during any two-year period. Additional Dividends shall accrue in accordance with the foregoing sentence from the date that such Permitted Interruption expires until such Registration Default is cured. In addition, a Registration Default referred to in Section 5(a)(iii) shall be deemed not have occurred and be continuing during the period in which an Investor (as defined in the Certificate of Designations) is exercising its registration rights pursuant to Section 1(d).

               (d)    Any amounts of Additional Dividends due pursuant to this
Section 5 will be payable on such terms and conditions as may be provided in the Certificate with respect to the payment of dividends on the Convertible Preferred Stock. Notwithstanding anything to the contrary contained in this
Section 5, the Company will not be required to pay Additional Dividends with respect to more than one Registration Default during any single period.

               (e)    "Transfer Restricted Securities" means each Security (i)
                       ------------------------------
so long as it is held by the Investor, or (ii) held by any Holder other than the Investor, for so long as such Holder holds Securities with a Fair Market Value of at least $50.0 million; in each case until (x) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (y) the date on which such Security is sold to the public pursuant to Rule 144 under the Securities Act (or any successor rule thereof). For purposes of this paragraph (e) the term "Fair Market Value" shall mean the average of the mean between the closing
 -----------------
representative bid and asked prices for the Common Stock held by such Holder or into which the Securities held by such Holder are convertible or exercisable, as the case may be, on the last 30 trading days previous to the date of determination as reported by NASDAQ National Markets or a successor quotation system.

          6.   Changes in Capital Stock; Successor.
               -----------------------------------

               (a) If, and as often as, there is any change in any of the Securities by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Securities as so changed.

               (b) If the Company consolidates or merges into or with, another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or a majority of its assets to any person or group, or any person or group consolidates with, or merges into or with, the Company, each holder of Transfer Restricted Securities shall, as a condition to the relevant transaction involving such person, group or successor in business, be granted by such person, group or successor in business (each a "Successor"), equivalent rights
                                                ---------
to the rights granted hereunder.

          7.   Miscellaneous.
               -------------

               (a)  Rule 144 and Rule 144A. So long as any Transfer Restricted
                    ----------------------
Security is outstanding, the Company shall use all commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rules 144 and 144A. The Company covenants that, if in the event the Company is no longer subject to Sections 13 or 15(d) of the Exchange Act, it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by any holder upon request.

          Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

               (b)  No Inconsistent Agreements. The rights granted to the
                    --------------------------
Holders hereunder do not, and will not for the term of this Agreement in any way conflict with and are not, and will not during the term of this Agreement be inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any other agreements entered into by the Company.

               (c)  Entire Agreement; Amendments and Waivers. This Agreement and
                    ----------------------------------------
the other writings referred to herein, delivered pursuant hereto or executed in connection with the offer and sale of the Convertible Preferred Stock and the Warrants and subsequent registration by the Company of Transfer Restricted Securities (including the Purchase Agreement, Deposit Agreement, Warrant Agreement and Certificate of Designations) contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter (including the Commitment Letter, dated as of September 14, 1999, among the Company and GE

Capital Services Structured Finance Group, Inc.). The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions here of may not be given, otherwise than with the prior written consent of the Company and the Holders of a majority of the Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or consents.

               (d)  Notices. All notices and other communications provided for
                    -------
or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to SFG-P, the address set forth in the Purchase Agreement; and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged telephonically or electronically, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery (e.g., Federal Express) and upon receipt if sent by certified or registered mail, return receipt requested.

               (e)  Successors and Assigns. This Agreement shall inure to the
                    ----------------------
benefit of and be binding upon the successors, assigns and transferees of SFG-P, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

               (f)  Third Party Beneficiary. Each Holder shall be a third party
                    -----------------------
beneficiary of the agreements made hereunder between the Company, on the one hand, and SFG-P, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

               (g)  Counterparts. This Agreement may be executed in any number
                    ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (h)  Headings. The headings in this Agreement are for convenience
                    --------
of reference only and shall not limit or otherwise affect the meaning hereof.

               (i)    GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                      -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE of NEW YORK WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

               (j)    Submission to Jurisdiction.  Each party hereto irrevocably
                      --------------------------
submits to the non-exclusive jurisdiction of the courts of the United States District Court for the Southern District of New York (or, if subject matter jurisdiction in that court is not available, in any state court located within the city of New York) over any dispute arising out of or relating to this Agreement or any agreement or instrument contemplated hereby or entered into in connection herewith or any of the transactions contemplated hereby or thereby. Each party hereto irrevocably consents to the service of any and all process in any action or proceeding arising out of or relating to this Agreement by the mailing of copies of such process to such party at their address specified in
Section 7(d).

               (k)    Severability. In the event that any one or more of
                      ------------
the provisions contained herein, or the application there of in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

               (l)    Securities Held by the Company or Any of Its Affiliates.
                      -------------------------------------------------------
Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Securities held by the Company or any of its affiliates (other than the Investor) (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                            [Signature Page Follows]

               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                                CROWN CASTLE INTERNATIONAL CORP.


                                                By: _______________________
                                                    Name:
                                                    Title:


CONFIRMED AND ACCEPTED,
as of the date first above written:


SFG-P INC.


     By: __________________________
         Name:
         Title:


UNITED STATES TRUST COMPANY OF NEW YORK, as Depositary


     By: __________________________
         Name:
         Title: